SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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[_] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           Palatin Technologies, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                           PALATIN TECHNOLOGIES, INC.
                               ANNUAL MEETING 1999

                                TABLE OF CONTENTS

Notice of Meeting..............................................................1

Voting Procedures and Solicitation.............................................2

Item 1:  Election of Directors.................................................4
         The Nominees..........................................................4
         Note on the RhoMed Merger.............................................4
         The Board and Its Committees..........................................6
         Compensation of Directors.............................................7

Item 2:  Approval of Amendments to the 1996 Stock Option Plan..................8
         The Plan..............................................................8
         Outstanding Options Table.............................................9
         Increase In Plan Shares..............................................10
         Interest of Management in Share Increase.............................10
         New Option Benefits Table............................................11
         Change in Termination Provisions.....................................11
         Interest of Management in Change in Termination Provisions...........12
         Text of Plan Amendments..............................................12

Item 3:  Ratification of Appointment of Arthur Andersen LLP as
                  Independent Public Accountants..............................12

Executive Officers............................................................13
         Executive Compensation...............................................13
         Summary Compensation Table...........................................14
         Option Grants in Last Fiscal Year....................................15
         Fiscal Year-End Option Values........................................16
         Report on Option Repricing...........................................17
         Employment Agreements................................................17

Stock Ownership Information...................................................19
         Section 16(a) Beneficial Ownership Reporting Compliance..............19
         Beneficial Ownership of Management and Others........................19

Certain Relationships and Related Transactions................................23

Other Items of Business.......................................................25

Stockholder Proposals For Next Annual Meeting.................................25

Annual Report on Form 10-KSB/A................................................25


Appendix A:  Text of Amendments to the 1996 Stock Option Plan.................26

                               [GRAPHIC OMITTED]

                           PALATIN TECHNOLOGIES, INC.
                         214 Carnegie Center, Suite 100
                           Princeton, New Jersey 08540



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


DATE                Thursday June 17, 1999

TIME                11:00 a.m., Eastern time

PLACE Palatin's executive offices, 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540

RECORD DATE         April 23, 1999

ITEMS OF            (1)  election of directors;
BUSINESS            (2) approval of changes in our 1996 stock option plan;
                    (3)  ratification  of appointment of our  independent
                         public  accountants;
                    and any other matters  properly brought before the meeting.

STOCKHOLDER         A list of all stockholders entitled to vote at the meeting
LIST                will be available for examination by any stockholder, for
                    any purpose germane to the meeting, during ordinary business hours for ten days before the meeting, at our executive offices, 214 Carnegie Center, Suite 100,
                    Princeton, New Jersey 08540.

ANNUAL              A copy of our annual  report on Form  10-KSB/A  for the year
REPORT              ended June 30, 1998, accompanies this notice.



                                      By order of the board of directors,

                                      STEPHEN T. WILLS, Secretary
                                      May 26, 1999

                           PALATIN TECHNOLOGIES, INC.
                               ANNUAL MEETING 1999
                                 PROXY STATEMENT


                       VOTING PROCEDURES AND SOLICITATION


YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save us the expense of following up with a second mailing. We began sending out these proxy materials on approximately May 25, 1999.


METHODS OF VOTING

     You may vote by signing and returning the enclosed proxy card, or by voting in person at the meeting. If you send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the meeting that you wish to vote in person.


REVOKING A PROXY

You may revoke your proxy by:

             o    signing and returning another proxy card at a later date;

             o sending written notice of revocation to the Secretary at our executive offices, 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540; or

             o    informing the Secretary and voting in person at the meeting.

To be effective, a later-dated proxy or written revocation must arrive at our corporate offices before the start of the meeting.


PROXY SOLICITATION

We are soliciting the enclosed proxy card on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers and employees may solicit proxies by telephone or fax. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock.

                             PROXY STATEMENT, PAGE 2

HOW PROXY CARDS ARE VOTED

The proxy holders named on the proxy card are Edward J. Quilty, our chairman, president and chief executive officer, and Carl Spana, Ph.D., an executive vice president and director. The proxy holders will vote shares according the stockholder's instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares FOR the election of the director nominees listed on the card; FOR the amendments to our 1996 stock option plan; FOR approving the appointment of Arthur Andersen LLP as our independent public accountants; and in their discretion on any other business which may properly come before the meeting.


QUORUM AND VOTES REQUIRED

A majority of the votes of outstanding shares of common stock and Series A preferred stock, represented at the meeting in person or by proxy, constitutes a quorum. Abstentions and broker non-votes will count towards the quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Common stock and Series A preferred stock will vote together as one class on the three items of business listed on the proxy card.

               o Directors are elected by a plurality of votes cast, so the seven nominees receiving the most votes will be elected. Stockholders who do not wish to vote for a particular nominee may withhold authority in the space provided on the proxy card. Abstentions and broker non-votes will count neither for nor against election.

               o Approval of the amendments to the 1996 stock option plan requires the affirmative vote of a majority of all shares represented at the meeting. Abstentions and broker non-votes will therefore count against approval of the amendments.

               o Ratification of the appointment of the independent public accountants requires a majority of the votes cast. Abstentions and broker non-votes will count neither for nor against ratification.


VOTING RIGHTS, SHARES OUTSTANDING AND VOTES PER SHARE

Holders of common stock and of Series A preferred stock at the close of business on the record date (April 23, 1999) are entitled to vote at the meeting.

     Common stock:              6,718,199 shares outstanding, one vote per share

     Series A preferred stock:  53,103 shares outstanding, 21.41 votes per share

                             PROXY STATEMENT, PAGE 3

                         ITEM ONE: ELECTION OF DIRECTORS

     We recommend voting FOR the seven nominees listed on the proxy card. At the meeting, the seven nominees who receive the most votes will be elected as directors to serve until the next annual meeting, or until their successors are elected and qualified. Each of the nominees is currently a director. If any of the nominees should become unavailable to serve on the board, the proxy holders will vote your shares for a board-approved substitute, or the board may reduce the number of directors.

         THE NOMINEES

Name                                Age     Position with Palatin
----                                ---     ---------------------

Edward J. Quilty (1)                 48     Chairman of the board, president,
                                            chief executive officer and director

Charles L. Putnam                    46     Executive vice president, chief
                                            operating officer and director

Carl Spana, Ph.D.                    36     Executive vice president, chief
                                            technology officer and director

James T. O'Brien (1) (2)             60     Director

John K.A. Prendergast, Ph.D. (1)     45     Director

Robert G. Moussa (1)                 52     Director

Robert K. deVeer, Jr. (2)            53     Director

----------------------------
(1)      Member of the compensation committee.
(2)      Member of the audit committee.


NOTE ON THE RHOMED MERGER: Starting in this section, you will see several references in the proxy statement to the RhoMed merger, which is explained in the Annual Report on Form 10-KSB/A, starting on page 10, under "History and Merger." In brief, on June 25, 1996, RhoMed Incorporated merged with a subsidiary of Palatin. As a result of the merger, RhoMed became a wholly-owned subsidiary of Palatin, with the holders of RhoMed stock receiving an approximately 96% interest in the equity securities of Palatin on a fully-diluted basis. RhoMed's business then constituted our on-going business.



     EDWARD J. QUILTY has been our chairman of the board, president, chief executive officer and a director since the RhoMed merger. Since November 1995, Mr. Quilty has been CEO and a director of RhoMed. From July 1994 through November 1995, Mr. Quilty was president, CEO and a director of MedChem Products, Inc., a publicly traded medical device company, which in September 1995 was merged into C.R. Bard, Inc. From March 1992 through

                            PROXY STATEMENT, PAGE 4

July 1994, Mr. Quilty served as president and CEO of Life Medical Sciences, Inc., a publicly traded biotechnology company. From January 1987 through October 1991, Mr. Quilty served as executive vice president of McGaw Inc., a publicly traded pharmaceutical company. Mr. Quilty is also chairman of the board and a director of Derma Sciences, Inc., a publicly traded medical device company. Mr. Quilty received his M.B.A. from Ohio University and a B.S. from Southwest Missouri State University.


     CHARLES PUTNAM has been an executive vice president since June 1996, chief operating officer since June 1998 and a director since December 1998. He is responsible for operations, product development and regulatory and clinical affairs. From July 1994 to May 1996, Mr. Putnam was executive vice president, research and development, of MedChem. At MedChem, Mr. Putnam was responsible for product development, regulatory affairs, clinical research and quality control. From March 1993 to July 1994, Mr. Putnam was vice president of operations and research and development of Life Medical Sciences, where he was responsible for all aspects of manufacturing, product development and regulatory affairs for Life Medical Sciences' commercial product line. From March 1983 to March 1993, Mr. Putnam was employed by American Cyanamid Corporation in a variety of positions, including director of device development.


     CARL SPANA, Ph.D., has been a director since the RhoMed merger, and has been a director of RhoMed since July 1995. Since June 1996, Dr. Spana has served as an executive vice president and the chief technology officer of Palatin and RhoMed. From June 1993 to June 1996, Dr. Spana was vice president of Paramount Capital Investments, LLC, a biotechnology and biopharmaceutical merchant banking firm, and of The Castle Group Ltd., a medical venture capital firm. At Paramount Capital Investments and at Castle Group, Dr. Spana was responsible for discovering, evaluating, and commercializing biotechnologies. Through his work at Paramount Capital Investments and Castle Group, Dr. Spana co-founded and acquired several private biotechnology firms. From July 1991 to June 1993, Dr. Spana was a Research Associate at Bristol-Myers Squibb, a publicly traded pharmaceutical company, where he was involved in scientific research in the field of immunology. Dr. Spana is a director of and was Interim president of AVAX Technologies, Inc., a publicly traded medical technology company. Dr. Spana received his Ph.D. in molecular biology from The Johns Hopkins University and his B.S. in biochemistry from Rutgers University.


     JAMES T. O'BRIEN has been a director since August 1996. Since November 1991, Mr. O'Brien has been chairman of the board of Access Corporation, a provider of employment software and information. Since July 1996, Mr. O'Brien has been president and chief executive officer of O'Brien Marketing and Communications, an advertising and communications company. From 1989 to 1991 Mr. O'Brien was president and chief operating officer of Elan Corporation, PLC, a publicly traded pharmaceutical company. From 1986 to 1989, Mr. O'Brien was president and chief executive officer of O'Brien Pharmaceuticals, Inc. Prior to this, Mr.

                            PROXY STATEMENT, PAGE 5

O'Brien held various management positions with Revlon Health Care
Group, including president of USV Laboratories and the Armour Pharmaceutical Company; Lederle Laboratories; and Sandoz Pharmaceuticals, Inc. Mr. O'Brien is a director of Cydex Inc., a privately held drug delivery company, and of Benedictine College in Atchison, Kansas.


     JOHN K.A. PRENDERGAST, Ph.D. has been a director since August 1996. Dr. Prendergast has served as president and principal of Summercloud Bay, Inc., a biotechnology-consulting firm, since 1993. He is a co-founder and/or a member of the board of Ingenex, Inc., Atlantic Pharmaceuticals, Inc., Optex Ophthamologics, Inc., Gemini Gene Therapies, Inc., Channel Therapeutics, Inc., Xenometrix, Inc., Avigen, Inc., and AVAX Technologies, Inc. From October 1991 through December 1997, Dr. Prendergast was a managing director of Paramount Capital Investments, LLC and a managing director of The Castle Group Ltd. Dr. Prendergast received his M.Sc. and Ph.D. from the University of New South Wales, Sydney, Australia and a C.S.S. in administration and management from Harvard University.


     ROBERT G. MOUSSA has been a director since April 1998. From 1978 until his retirement in 1997, Mr. Moussa was with Mallinckrodt, Inc., and was president of Mallinckrodt International from 1995 to 1997. He had responsibilities for corporate-wide globalization efforts, and was president and chief executive officer of Mallinckrodt Medical, Inc. from 1992 to 1996. Mr. Moussa is a graduate of the College du Sacre-Coeur and the Ealing University.


     ROBERT K. deVEER, JR. has been a director since December 1998. Since January 1997, Mr. deVeer has been the president of deVeer Capital LLC, a private investment company. From 1995 until his retirement in 1996, Mr. deVeer served as Managing Director, Head of Industrial Group at New York-based Lehman Brothers. From 1973 to 1995, he held increasingly responsible positions at New York-based CS First Boston, including Head of Project Finance, Head of Industrials and Head of Natural Resources. He was a managing director, member of the investment banking committee, and a trustee of the First Boston Foundation. He received a B.A. in economics from Yale University and an M.B.A. in finance from Stanford University.


THE BOARD AND ITS COMMITTEES

     Committees and meetings. The board has an audit committee and a compensation committee. The board does not have a nominating committee. The board met three times in the fiscal year ended June 30, 1998. The audit committee met once in the last fiscal year and the compensation committee met twice in the last fiscal year. Each director has attended at least 75% of the total number of meetings of the board and committees of the board on which he served.

     Audit Committee. The audit committee reviews the engagement of the independent accountants and reviews the independence of the accounting firm. The audit committee also

                             PROXY STATEMENT, PAGE 6
reviews the audit and non-audit fees of the independent accountants and the adequacy of our internal control procedures. The audit committee is composed of two non-employee directors.

     Compensation Committee. The compensation committee reviews and recommends to the board remuneration arrangements, compensation plans and option grants for our officers, key employees, directors and others, and administers our 1996 stock option plan. The compensation committee is composed of two non-employee directors, plus the president serving ex officio.

     Duration of office. All directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.



COMPENSATION OF DIRECTORS

     Non-employee directors' initial option grants. All non-employee directors serving on the date the board adopted the 1996 stock option plan, including Michael S. Weiss (a former non-employee director), James T. O'Brien and John K.A. Prendergast, received initial non-employee directors' options to purchase 5,000 shares of common stock at an exercise price of $5.44 per share. Under the current compensation policy, when a non-employee director is first elected to the board, he receives an option to purchase an amount of common stock determined by the board, up to 10,000 shares. Mr. Moussa and Mr. deVeer each received an option to purchase 10,000 shares upon joining the board. These options vest as to 25% of the option per year, starting one year after the date of grant, and expire ten years from the date of grant.

     Non-employee directors' annual option grants. Each non-employee director receives annually an option to purchase 10,000 shares of common stock at the market price on the date of grant. Mr. Weiss, Mr. O'Brien and Dr. Prendergast each received an option to purchase 6,667 shares of common stock at an exercise price of $6.00 per share, the market price on the date of grant, in lieu of a regular non-employee director's option for service for the period from August 1997 through March 1998. These options vest as to 25% of the option per year, starting one year after the date of grant, and expire ten years from the date of grant.

     Non-employee directors' annual fees. Non-employee directors receive $12,000 per year, plus reimbursement of expenses, for services as a director. In lieu of the $12,000 per year, a non-employee director may elect to receive an option for the number of shares of common stock which would be purchasable, at the market price on December 12 of each year, for $24,000. These options vest in 12 monthly increments and expire 10 years from the date of grant. Pursuant to this policy, Mr. Weiss and Mr. O'Brien received options to purchase:

     - 4,267 shares at an exercise price of $5.63 per share for calendar year 1998;

     - 355 shares at an exercise price of $5.63 per share as compensation for services rendered in December 1997;

     - 2,839 shares at an exercise price of $7.75 per share as compensation for services rendered in calendar year 1997 through November 1997; and

     - 1,066 shares at an exercise price of $7.50 per share in lieu of accrued compensation of $4,000 which was due as of December 1996.

                             PROXY STATEMENT, PAGE 7

Messrs. Weiss, O'Brien, Moussa and deVeer each elected to receive options to purchase 5,907 shares of common stock at $4.0625 per share (the market price on the first trading day after December 12, 1998), in lieu of $12,000 compensation for calendar year 1999.

     In December 1997, the board granted options to Richard J. Murphy, a former non-employee director, to purchase 5,000 shares of common stock at $5.44 per share and 1,066 shares at $7.50 per share. These options replaced non-employee director options which expired when Mr. Murphy resigned from the board.

     Michael S. Weiss resigned from the board effective April 15, 1999. All options granted to Mr. Weiss, if not exercised, will terminate on July 14, 1999 (ninety days after his resignation).

     Employee directors. Employee directors are not separately compensated for services as directors, but are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the board and any committees on which they serve. Service as a director is a condition of Edward
J. Quilty's employment agreement, but is not separately compensated.



                      ITEM 2: APPROVAL OF AMENDMENTS TO THE
                             1996 STOCK OPTION PLAN

     We recommend voting FOR the approval of the amendments to our 1996 stock option plan described in this section. The text of the amendments is set forth in Appendix A. The purpose of the amendments is to increase the number of shares available under the plan, and to increase our flexibility in setting the time when options terminate.



THE PLAN

The 1996 stock option plan, which the stockholders approved in August 1997, is our only stock option plan. It will terminate in August 2006. Its purpose is to allow us to provide additional non-cash compensation and incentives, in the form of options to purchase common stock, to our employees, non-employee directors and consultants. Although a number of options to purchase common stock are still outstanding under RhoMed plans adopted before the merger, those plans are not available for granting new options for Palatin common stock.

     Terms of options. Recipients do not pay any consideration for the grant of an option, but will pay us the exercise price for common stock purchasable under an option if and when they choose to exercise the option. The exercise price per share for stock underlying the option must be at least the market price of common stock, as quoted on Nasdaq (or previously on the OTC Bulletin Board(R)), on the date of grant. The market price of common stock as of May 14, 1999, was $6.625 per share. The maximum period for exercise of any option under the plan is ten

                            PROXY STATEMENT, PAGE 8
years from the date of grant. The vesting schedule of each option is determined at the time of grant.

     Tax consequences. Options granted under the plan may be either tax-qualified employee incentive options, or non-qualified options. Qualified options can be granted only to employees, while non-qualified options can be granted to employees, non-employee directors, and consultants.

     o In the case of qualified options, neither grant nor exercise results in compensation income to the employee or a compensation deduction for the company. If the employee holds the stock issued on exercise for a holding period of at least two years after the date of grant, or one year after the exercise (whichever is longer), then upon subsequent sale of the stock, the employee will recognize as capital gains income (not compensation income) the difference between the sale price and the exercise price. If the employee sells the stock before the prescribed holding period has passed (a "disqualifying disposition"), then the employee will recognize as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. That compensation income will be added to the basis of the option stock in determining the capital gain, if any, on the disqualifying disposition.

     o In the case of non-qualified options, the grant does not result in compensation income for the option holder or a compensation deduction for the company. The exercise of a non-qualified option results in the option holder recognizing as compensation income the difference between the exercise price and the fair market value of the stock at the time of exercise. The company would have a compensation deduction in the same amount.

     Administration and eligibility. The plan is administered by the compensation committee of the board, or by the full board. We currently have 25 employees, including four executive officers, and four non-employee directors who are eligible to receive options under the plan. Independent consultants may also receive options.

     Options granted to management and employees. The following table shows options previously granted under the plan to executive officers, directors and employees, which are still in effect.

                            OUTSTANDING OPTIONS TABLE
                                                                     Number of
Name and Position                                                  Option Shares
-----------------                                                  -------------

Edward J. Quilty, chairman of the board, president, chief              30,000
      executive officer and director

Charles L. Putnam, executive vice president, chief                     15,000
     operating officer and director

Carl Spana, Ph.D., executive vice president, chief                     15,000
     technology officer and director

                             PROXY STATEMENT, PAGE 9

                                                                     Number of
Name and Position                                                  Option Shares
-----------------                                                  -------------
Stephen T. Wills, executive vice president and chief                   56,250
     financial officer, secretary and treasurer

James T. O'Brien, director                                             36,101

John K.A. Prendergast, Ph.D., director                                 71,667

Robert G. Moussa, director                                             18,751

Robert K. deVeer, Jr., director                                        15,907

FOUR EXECUTIVE OFFICERS AS A GROUP:                                   116,250

FOUR NON-EXECUTIVE DIRECTORS AS A GROUP:                              142,426

NON-EXECUTIVE OFFICER EMPLOYEES AS A GROUP:                           205,500


INCREASE IN PLAN SHARES

The board has authorized an increase in the number of shares of common stock available to be issued under the plan from 625,000 shares to 2,500,000 shares. Any increase in shares available requires stockholder approval. At present, options to purchase 589,277 shares are already outstanding, which leaves only 35,723 shares available for future grants. The board has authorized the grant of options to purchase another 750,000 shares, subject to stockholder approval of the increase in plan shares. These grants include options for 400,000 shares granted to executive officers, for 100,000 shares to non-executive directors, for 200,000 shares granted to other employees, and for 50,000 shares granted to consultants. After taking into account these conditional grants for 750,000 shares, if the stockholders approve the increase, 1,160,723 shares will be available for future grants. The board believes that our ability to continue providing non-cash compensation and incentives in the form of stock options is crucial to our ability to attract, retain and motivate talented employees, consultants and non-employee directors.



INTEREST OF MANAGEMENT IN SHARE INCREASE

The grant of options for a total of 750,000 shares of common stock, subject to stockholder approval of the increase in shares available under the plan, includes options for a total of 475,000 shares granted to our executive officers and non-employee directors, as shown in the "New Option Benefits Table" below. These options have three different grant dates and exercise prices. In each case, the exercise price is the market price for common stock on the date of grant.

     1) options granted September 11, 1998 with an exercise price of $2.50 per share

     2) options granted December 11, 1998 with an exercise price of $4.00 per share

     3) options granted December 31, 1998 with an exercise price of $4.125 per share



                            PROXY STATEMENT, PAGE 10

The vesting periods for these options vary from immediate vesting to vesting over a four-year period starting one year from the date of grant. All of these options expire ten years from the date of grant. The dollar value of the options is calculated for purposes of this table on the basis of a market price per share on May 14, 1999 as quoted on Nasdaq, of $6.625 per share. None ofthe options will be exercisable unless and until the stockholders approve the proposed increase in the shares available under the plan.

                            NEW OPTION BENEFITS TABLE
                                                                                         Number of
Name and Position                                                    Dollar Value      Option Shares
-----------------                                                    ------------      -------------
Edward J. Quilty, chairman of the board, president, chief              $262,500           100,000
     executive officer and director

Charles L. Putnam, executive vice president, chief operating           $331,250           100,000
     officer and director

Carl Spana, Ph.D., executive vice president, chief technology          $331,250           100,000
     officer and director

Stephen T. Wills, executive vice president and chief financial         $331,250           100,000
     officer, secretary and treasurer

James T. O'Brien, director                                             $103,125            25,000

John K.A. Prendergast, Ph.D., director                                 $103,125            25,000

Robert G. Moussa, director                                             $103,125            25,000

Robert K. deVeer, Jr., director                                              --                --

Michael S. Weiss, former non-employee director                         $103,125            25,000

FOUR EXECUTIVE OFFICERS AS A GROUP:                                  $1,256,250           400,000

FOUR NON-EXECUTIVE DIRECTORS AS A GROUP:                               $309,375            75,000

NON-EXECUTIVE OFFICER EMPLOYEES AS A GROUP:                            $579,035           200,000


In the event that the stockholders do not approve the proposed increase in the shares available under the plan, the options shown above will terminate. If the stockholders do approve the increase, the options shown above will be valid. In addition, the balance of 1,160,723 shares available under the plan if the stockholders approve the increase, will be available for further grants to directors and officers, as well as to other employees and consultants.



CHANGE IN TERMINATION PROVISIONS

In order to have more flexibility in setting the terms of non-qualified options granted to employees hired for a limited term, consultants and non-employee directors, the board has authorized a change in the option termination provisions of the plan. At present, all options

                            PROXY STATEMENT, PAGE 11
granted under the plan must terminate within 90 days after the option holder ceases to be an employee, consultant or non-employee director. In the case of tax-qualified employee incentive stock options, this restriction complies with Federal tax code requirements. In the case of non-qualified options, however, this restriction is not required by any law or regulation, and limits the usefulness of non-qualified options under the plan for compensating employees hired for a limited term or non-employees. Therefore, the board has amended the plan to allow us to grant options which do not terminate within 90 days after the option holder ceases to be an employee, consultant or non-employee director. All such options would still be subject to the maximum 10-year period of exercisability for all options granted under the plan. The plan requires stockholder approval for any amendment which would extend the period during which an option may be exercised.


INTEREST OF MANAGEMENT IN CHANGE IN TERMINATION PROVISIONS

At present, all of the directors and officers hold options which will terminate within 90 days after the option holder ceases to be an employee, consultant or non-employee director. If the stockholders approve the amendment, the board will have the authority to extend the period during which those options may be exercised, up to a maximum of ten years from the date of grant. Also, any non-qualified options which directors and officers receive in the future may not be subject to the 90-day termination provision.


TEXT OF PLAN AMENDMENTS

The text of the amendments to the plan is set forth in Appendix A to this proxy statement.



                     ITEM 3: RATIFICATION OF APPOINTMENT OF
                       ARTHUR ANDERSEN LLP AS INDEPENDENT
                               PUBLIC ACCOUNTANTS

     We recommend voting FOR the ratification of the appointment of Arthur Andersen LLP as our independent public accountants, to examine the financial statements to be included in the 1999 annual report. Arthur Andersen has served as our independent public accountants since July 9, 1996, and was RhoMed's independent public accountant prior to the RhoMed merger. We have requested that a representative of Arthur Andersen attend the meeting. The representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

     As of July 9, 1996, following the RhoMed merger, we dismissed our previous independent public accountants, Deloitte & Touche LLP. At the same time, we engaged Arthur Andersen, which was RhoMed's independent public accountant. The board recommended and

                            PROXY STATEMENT, PAGE 12


approved the change of accountants in order to have one independent public accountant responsible for our consolidated financial statements after the merger.

     Before the merger, RhoMed consulted Arthur Andersen about the characterization of the merger for accounting purposes. Arthur Andersen orally advised RhoMed that the merger would be treated as a recapitalization of RhoMed with RhoMed as the acquirer (a reverse acquisition), and that the proposed merger would not constitute a business combination. We did not consult Deloitte & Touche about this matter. We had no disagreements with Deloitte and Touche at the time of the merger or during the two fiscal years preceding the merger, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the two fiscal years preceding the merger, Deloitte & Touche's opinion with respect to our financial statements was qualified as to our ability to continue as a going concern.



                               EXECUTIVE OFFICERS

     Name                           Age     Position with Palatin
     ----                           ---     ---------------------

     Edward J. Quilty                48     Chairman of the board, president,
                                            chief executive officer and director

     Charles L. Putnam               46     Executive vice president, chief
                                            operating officer and director

     Carl Spana, Ph.D.               36     Executive vice president, chief
                                            technology officer and director

     Stephen T. Wills                42     Vice president and chief financial
                                            officer, secretary and treasurer

Executive officers are appointed by the board and serve at the discretion of the board. Each officer holds his position until his successor is appointed and qualified. All of the current executive officers hold office under employment agreements. Mr. Quilty's employment agreement expires November 16, 1999, with automatic annual renewal if not terminated, and the employment agreements with Mr. Putnam, Dr. Spana and Mr. Wills all expire September 10, 2001.

     Additional information about Mr. Quilty, Mr. Putnam and Dr. Spana is included under Item 1: Election of Directors.

     STEPHEN T. WILLS has been a vice president and our chief financial officer since November 1997. Since July 1997, Mr. Wills has been a vice president and the chief financial officer of Derma Sciences, and since 1991 has been the president and chief operating officer of Golomb, Wills & Company, P.C., a public accounting firm. Mr. Wills received his B.S. in Accounting from West Chester University, and a M.A. in Taxation from Temple University.

                            PROXY STATEMENT, PAGE 13

EXECUTIVE COMPENSATION

The following table shows compensation paid to our chief executive officer and the other named executive officers for the last three fiscal years. See footnote
(1) to the table, concerning the change in fiscal year end. With respect to the persons and periods covered in the following table, we made no restricted stock awards, have no outstanding stock appreciation rights ("SARs") and have no long-term incentive plan ("LTIP").

                           Summary Compensation Table
                                                                 Long Term
                                                                Compensation
                                                              --------------
               Annual Compensation                                 Awards
------------------------------------------------------------  --------------
                                                                                All other
Name and                                                          Option         Compen-
Principal Position              Year(1)   Salary      Bonus      Shares(2)       sation
------------------              -------   ------      -----      ---------     ---------
Edward J. Quilty, chief           1998   $334,395   $ 64,200      24,067(4)    $  3,812(5)
executive officer(3)              1997   $301,064       --       240,074(6)        --
                                  1996   $184,794       --       178,073           --

Charles L. Putnam,                1998   $160,298   $ 30,000      74,196(8)    $  3,812(5)
executive vice president(7)       1997   $150,000       --        41,766           --
                                  1996   $  9,539       --        74,196(9)        --

Carl Spana, Ph.D.,                1998   $160,298   $ 25,000      74,196(11)   $     87(12)
executive vice                    1997   $150,000       --        41,766           --
president(10)                     1996   $  3,462       --        74,196(9)    $ 25,000(13)

___________________________________

(1) Our fiscal year ends on June 30. Due to a change in our fiscal year end, fiscal year 1996 covers the ten-month transition period from September 1, 1995 to June 30, 1996. Compensation reported for fiscal year 1996 includes compensation paid by RhoMed before June 25, 1996.

(2)  The security underlying all options listed is common stock.

(3) Mr. Quilty became chief executive officer on June 25, 1996. He was previously chief executive officer of RhoMed.

                            PROXY STATEMENT, PAGE 14

(4) Includes an anti-dilution option to purchase 7,803 shares of common stock at $.20 per share granted on March 24, 1998, pursuant to the terms of Mr. Quilty's employment agreement. The March 28, 1998 option replaced a canceled option to purchase the same number of shares at $4.96 per share, originally granted under the 1997 Executive Officers Stock Option Plan and included in the 1997 total. Excluding that replacement option, Mr. Quilty received options to purchase a total of 16,264 shares during fiscal 1998.

(5)  Premiums paid for health, disability and life insurance policies.

(6) Includes an anti-dilution option to purchase 70,257 shares of common stock at $.20 per share granted on September 27, 1996, pursuant to the terms of Mr. Quilty's employment agreement. The September 27, 1996 option replaced a canceled option to purchase the same number of shares at $5.42 per share, originally granted by RhoMed on June 21, 1996 and included in the 1996 total. The $5.42 per share price of the June 21, 1996 option was not in accordance with the terms of Mr. Quilty's employment agreement, so the board replaced the June 21, 1996 option with the correctly priced September 27, 1996 option. Excluding that replacement option, Mr. Quilty received options to purchase a total of 169,817 shares during fiscal 1997.

(7) Mr. Putnam became an executive vice president on June 25, 1996. He had been an employee of RhoMed since June 3, 1996.

(8) Includes an option to purchase 74,196 shares of common stock at $1.00 per share granted on March 24, 1998, under a stock option agreement with Mr. Putnam. The March 24, 1998 option replaced a canceled option to purchase the same number of shares at $4.96 per share, originally granted under RhoMed stock option plans and included in the 1996 total. Excluding that replacement option, Mr. Putnam received no additional options during fiscal 1998.

(9) These options, which were exercisable at $5.42 per share, were terminated and replaced by the same number of options exercisable at $1.00 per share, included in the 1998 total.

(10) Dr. Spana became an executive vice president on June 25, 1996. He was previously a consultant to RhoMed.

(11) Includes an option to purchase 74,196 shares of common stock at $1.00 per share granted on March 24, 1998, under a stock option agreement with Dr. Spana. The March 24, 1998 option replaced a canceled option to purchase the same number of shares at $4.96 per share, originally granted under RhoMed stock option plans and included in the 1996 total. Excluding that replacement option, Dr. Spana received no additional options during fiscal 1998.

(12) Premiums paid for disability insurance policy.

(13) Consists of consulting fees paid by RhoMed.

                            PROXY STATEMENT, PAGE 15

OPTION GRANTS IN LAST FISCAL YEAR

The following table shows options granted to the named executive officers during the fiscal year ended June 30, 1998. We have not granted any stock appreciation rights ("SARs").

                          Number of          % of Total
                          Securities           Options      Exercise    Market Price
                          Underlying         Granted to     or Base      as Reported
                           Options            Employees      Price         on Date        Expiration
      Name                Granted(#)       in Fiscal Year   ($/Sh)        of Grant(1)        Date
      ----                -----------      --------------   --------    ------------         ----
Edward J. Quilty           24,067(2)            7.96%        $0.20          $6.25            none
Charles L. Putnam          74,196(3)           24.53%        $1.00          $6.25           3/24/08
Carl Spana, Ph.D.          74,196(4)           24.53%        $1.00          $6.25           3/24/08

_____________________________

(1) The common stock was quoted on the OTC Bulletin Board from October 1, 1995 through October 13, 1997, trading under the symbol "PLTN" from July 22, 1996 through September 5, 1997. From September 8, 1997 through October 13, 1997 the common stock traded on the OTC Bulletin Board under the symbol "PLTND." The common stock has been quoted on The Nasdaq SmallCap Market since October 14, 1997, trading under the symbol "PLTN."

(2) Anti-dilution option granted pursuant to Mr. Quilty's employment agreement; fully vested.

(3) Granted under the Charles L. Putnam Stock Option Plan; vested as to 2/3 of shares, with the remaining 1/3 becoming vested on June 21, 1999.

(4)  Granted under the Carl Spana Stock Option Plan; fully vested.


FISCAL YEAR-END OPTION VALUES

No executive officer exercised any options during the fiscal year ended June 30, 1998. We have no outstanding SARs. Fiscal year-end values in the following table are based on a last reported sale price for the common stock, as reported on The Nasdaq SmallCap Market on June 30, 1998, of $4.8125 per share.

                            PROXY STATEMENT, PAGE 16

                                               Shares               Value of
                                             Underlying           Unexercised
                                            Unexercised           In-the-Money
                                             Options at            Options at
                             Shares       Fiscal Year End,      Fiscal Year End,
                            Acquired        Exercisable/          Exercisable/
           Name           on Exercise      Unexercisable         Unexercisable
           ----           -----------      -------------         -------------
    Edward J. Quilty           0           236,625/79,611      $790,792/$299,672
    Charles L. Putnam          0           73,386/42,576        $188,458/$94,229
    Carl Spana, Ph.D.          0           98,118/17,844          $282,687/$0

REPORT ON OPTION REPRICING

     Charles L. Putnam and Carl Spana, Ph.D. On March 24, 1998, our stockholders approved and the board carried out the repricing of stock options for 74,196 shares of common stock granted to each of Carl Spana, Ph.D. and Charles L. Putnam, from the original exercise price of $4.96 per share to the current exercise price of $1.00 per share. The closing bid price for common stock on March 24, 1998 was $6.25 per share. The board had determined, and had proposed to the stockholders, that Dr. Spana and Mr. Putnam should have received initial stock options at a price significantly lower than the then current fair market value of our common stock, and that the original options should have had an exercise price no higher than $1.00 per share. The original options were intended to promote continuity of employment of Dr. Spana and Mr. Putnam as key members of management, to increase their incentive and personal interest in the company's welfare as officers who, along with the CEO, are primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success. The repriced options were intended to better accomplish those objectives.

     Edward J. Quilty. On March 24, 1998, the board terminated options to purchase 7,803 shares of common stock at an exercise price of $4.96 per share granted on June 3, 1997 to Edward J. Quilty under the 1997 Executive Officers Stock Option Agreement, and replaced them with options to purchase the same number of shares at an exercise price of $0.20 per share under the anti-dilution option provisions of Mr. Quilty's employment agreement. The replacement of the options corrected an error in the calculation of anti-dilution options due to Mr. Quilty at the time of the June 3, 1997 resolutions granting the options. The exercise price of $0.20 per share for anti-dilution options is a term of Mr. Quilty's employment agreement.



EMPLOYMENT AGREEMENTS

     Edward J. Quilty. Mr. Quilty serves as the president and chief executive officer of Palatin and RhoMed under an employment agreement which commenced on November 16, 1995. The initial term of the agreement was one year and it is automatically renewed for

                            PROXY STATEMENT, PAGE 17
successive twelve-month periods unless either party gives written notice to the contrary, or unless the agreement is otherwise terminated.

     Mr. Quilty's minimum base salary is $300,000 per year. His current salary is $343,470 per year. We have agreed to reimburse Mr. Quilty for premiums and other payments to maintain a $1,000,000 term life insurance policy. Mr. Quilty may also participate in any benefit plans available to the company's other senior executives, and in any directors' and officers' liability insurance which we maintain.

     Anti-dilution protections in the agreement require us to issue options with an exercise price of $0.20 per share, so that during the term of the agreement, Mr. Quilty always has options to purchase the number of shares of common stock (together with shares already purchased on the exercise of such options) equal to not less than 3.75% of our outstanding common stock on a fully diluted basis. All of the anti-dilution options granted to Mr. Quilty to date are fully vested.

     If we terminate the employment agreement for "cause," or if Mr. Quilty terminates the agreement without "good reason" or elects to terminate the employment agreement following a change in control of the company, then our payment obligation is limited to amounts earned through the termination date. If we terminate the employment agreement without cause, or in the event of Mr. Quilty's death or disability, or if Mr. Quilty terminates the employment agreement with good reason, then in addition to amounts earned through the termination date, we must pay Mr. Quilty one year of his then current base salary. "Cause," as defined in the employment agreement, consists of fraud, felony conviction, refusal to carry out instructions of the board, or governmental disqualification (all as defined in the employment agreement). "Good reason," as defined in the employment agreement, consists of breach by the company of its obligations under the employment agreement. The employment agreement also includes non-competition, confidentiality and indemnification covenants.

     Charles Putnam, Carl Spana, Ph.D. and Stephen T. Wills. Mr. Putnam, Dr. Spana and Mr. Wills have entered into employment agreements for a three-year period commencing September 11, 1998. Mr. Putnam is serving as an executive vice president and the chief operating officer, at a base salary of $200,000. Dr. Spana is serving as an executive vice president and the chief technology officer, at a base salary of $176,000 per year. Stephen T. Wills is serving as an executive vice president and the chief financial officer, at a base salary of $65,000 per year. Each is entitled to receive annual bonus compensation of up to one year's base salary, in an amount to be decided by the compensation committee based on their achievement of yearly objectives. Each is also entitled to participate in all bonus and benefit programs that we establish, to the extent his position, tenure, salary, age, health and other qualifications make him eligible to participate.

     Pursuant to their employment agreements, each of Mr. Putnam, Dr. Spana and Mr. Wills have received an option to purchase 50,000 shares of common stock, at a price of $2.50 per share. These options are subject to stockholder approval of an increase in shares available under the 1996 stock option plan, as previously described under Item 2: Approval of Amendments to the 1996 Stock Option Plan. The options vest in three equal yearly installments during the terms of the employment agreements, starting on September 11, 1998.

                            PROXY STATEMENT, PAGE 18

     Anti-dilution protections in each agreement require us to issue additional options if, during the term of the employment agreement, we sell securities which increase the outstanding common stock by 40% or more. In that event, we must issue options at an exercise price of $2.50 per share, so that each officer will always have options in the aggregate to purchase the number of shares of common stock which, together with shares purchased on the exercise of such options, is at least equal to the percentage of our outstanding common stock that each officer owned or had the option to purchase as of September 11, 1998.

     Each agreement allows us or the employee to terminate the agreement on 30 days' notice, and contains other provisions for termination by the company for "cause," or by the employee for "good reason" or due to a "change in control" (as these terms are defined in the employment agreements). Early termination may, in some circumstances, result in accelerated vesting of stock options and/or severance pay for a one-year period at the rate of base salary, cash bonus and benefits then in effect. Each agreement contains non-competition, non-solicitation and confidentiality covenants.



                           STOCK OWNERSHIP INFORMATION


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the SEC (the Securities and Exchange Commission) require us to disclose late filings of reports of stock ownership and changes in stock ownership by our directors and executive officers. To the best of our knowledge, all of the filings for our directors and executive officers were made on a timely basis in fiscal 1998, except that Stephen T. Wills and Robert G. Moussa failed to timely report initial ownership on Form 3 for the months of November 1997 and April 1998, respectively. Mr. Wills and Mr. Moussa each subsequently reported the required information on Forms 5 for the fiscal year ended June 30, 1998. We know of no other failure to file a required form.



BENEFICIAL OWNERSHIP OF MANAGEMENT AND OTHERS

     The table below shows the beneficial stock ownership and voting power, as of May 14, 1999, of each director, each of the named executive officers, and all directors and executive officers as a group. It also includes all persons who, to our knowledge, beneficially own more than five percent of the common stock or Series A preferred stock. "Beneficial ownership" here means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days after May 14, 1999.

     Some beneficial owners are listed twice in the table -- once to show their common stock holdings, and once to show their Series A preferred stock holdings. Please note that the common stock amounts shown in the table include the common stock issuable on conversion of Series A preferred stock, so the ownership percentages shown for any person who holds both types of

                            PROXY STATEMENT, PAGE 19
stock should not be added together. Also, share amounts may reflect indirect ownership of shares which another person in the table owns directly. Therefore, the ownership percentages of related persons should not be added together. Please see the footnotes for more detailed explanations of the holdings. Except as otherwise noted, to our knowledge, the persons named in the table beneficially own and have sole voting and investment power over all shares listed.

     The common stock has one vote per share and the Series A preferred stock has approximately 21.41 votes per share. Voting power is calculated on the basis of the aggregate of common stock and Series A preferred stock outstanding as of May 14, 1999. On May 14, 1999, 6,815,157 shares of common stock and 51,835 shares of Series A preferred stock were outstanding.

     The address for all beneficial owners, unless otherwise noted, is c/o Palatin Technologies, Inc., 214 Carnegie Center, Suite 100, Princeton, NJ 08540.

                                                                                                Percent of
                                                                                  Percent of      Voting
 Class           Name of Beneficial Owner                              Shares       Class         Power
-------         --------------------------                            --------    ----------    ----------
Common         Edward J. Quilty                                       364,154(1)     5.1%           *

Common         Charles L. Putnam                                      115,962(2)     1.7%           *

Common         Carl Spana, Ph.D.                                      127,635(3)     1.8%           *

Common         James T. O'Brien                                        18,146(4)      *             *

Common         John K.A. Prendergast, Ph.D.                            68,339(5)      *             *

Common         Robert G. Moussa                                         8,297(6)      *             *

Common         Robert K. deVeer, Jr.                                    2,953(7)      *             *

Common         Lindsay A. Rosenwald, M.D.(8)                        1,219,165(9)    16.7%         11.7%

Common         RAQ, LLC(8)                                           358,245(10)     5.3%          4.5%

Common         Paramount Capital Asset Management, Inc.(8)           651,057(11)     9.2%          7.2%

Common         The Aries Trust, a Cayman Islands trust(8)            446,123(12)     6.4%          5.0%

Common         Albert Fried, Jr.(13)                                 874,239(14)    12.0%          6.2%

Common         TheraTech, Inc.(15)                                       363,636     5.3%          4.6%

Series A       Lindsay A. Rosenwald, M.D.(8)                          15,079(16)    29.1%          4.1%
Preferred

                            PROXY STATEMENT, PAGE 20

                                                                                                Percent of
                                                                                  Percent of      Voting
 Class           Name of Beneficial Owner                              Shares       Class         Power
-------         --------------------------                            --------    ----------    ----------

Series A       Paramount Capital Asset Management, Inc.(8)            11,000(17)    21.2%          3.0%
Preferred

Series A       The Aries Trust, a Cayman Islands Trust(8)              7,150(18)    13.8%          1.9%
Preferred

Series A       Albert Fried, Jr.(13)                                       3,000     5.8%           *
Preferred

               All directors and executive officers as a group       761,736(19)    10.1%           *
               (seven persons)

__________________
*Less than one percent.

(1) Includes 316,236 shares which Mr. Quilty has the right to acquire now or within 60 days after May 14, 1999.

(2) Includes 82,308 shares which Mr. Putnam has the right to acquire now or within 60 days after May 14, 1999.

(3) Includes 107,040 shares which Dr. Spana has the right to acquire now or within 60 days after May 14, 1999.

(4) Includes 17,162 shares which Mr. O'Brien has the right to acquire now or within 60 days after May 14, 1999.

(5) Includes 56,666 shares which Dr. Prendergast has the right to acquire now or within 60 days after May 14, 1999.

(6) Includes 8,297 shares which Mr. Moussa has the right to acquire now or within 60 days after May 14, 1999.

(7) Includes 1,969 shares which Mr. deVeer has the right to acquire now or within 60 days after May 14, 1999.

(8) Address is c/o Paramount Capital, Inc., 787 Seventh Avenue, New York, NY 10019.

(9) Includes 290,865 shares which Dr. Rosenwald, or persons with whom he shares voting and investment power, have the right to acquire now or within 60 days after May 14, 1999. Dr. Rosenwald shares voting and investment power as to 1,009,302 of the shares shown in the table, with the following persons: RAQ, LLC (as to 358,245 shares), Paramount Capital Asset Management, Inc. (as to 651,057 shares), The Aries Trust (as to 446,123 shares), and Aries Domestic Fund (as to 204,934 shares). Dr. Rosenwald is the president of RAQ, LLC, and is the president, chairman of the board and sole shareholder of Paramount Capital Asset Management, Inc., which is the investment manager of The Aries Trust and the general partner of Aries Domestic Fund. Dr. Rosenwald and

                            PROXY STATEMENT, PAGE 21

     Paramount Capital Asset Management disclaim beneficial ownership of the securities held by The Aries Trust and Aries Domestic Fund, except to the extent of their pecuniary interest, if any. The table does not include any shares owned or issuable upon exercise of warrants held by employees of Paramount Capital, Inc., of which Dr. Rosenwald is the president, or Paramount Capital Investments, of which Dr. Rosenwald is the chairman of the board and president. The table also does not include 44,075 shares purchasable under warrants to be issued to Paramount Capital, Inc. or its designees in connection with a private placement which closed in March 1999.

(10) RAQ, LLC shares voting and investment power as to these shares with Dr. Rosenwald. All of the shares owned by RAQ, LLC are also included in the beneficial ownership of Dr. Rosenwald, as explained in note (9) above.

(11) Includes 81,002 shares which Paramount Capital Asset Management, or persons with whom it shares voting and investment power, have the right to acquire now or within 60 days after May 14, 1999. Paramount Capital Asset Management shares voting and investment power as to 651,057 shares with Dr. Rosenwald, as to 446,123 shares with The Aries Trust and as to 204,934 shares with Aries Domestic Fund. Paramount Capital Asset Management is the investment manager of The Aries Trust and the general partner of Aries Domestic Fund. Paramount Capital Asset Management disclaims beneficial ownership of the securities held by The Aries Trust and Aries Domestic Fund, except to the extent of its pecuniary interest, if any. All of the shares owned or purchasable by Paramount Capital Asset Management are also included in the beneficial ownership of Dr. Rosenwald, as explained in note
     (9) above.

(12) Includes 52,003 shares which The Aries Trust has the right to acquire now or within 60 days after May 14, 1999. The Aries Trust shares voting and investment power as to 446,123 shares with Dr. Rosenwald and Paramount Capital Asset Management. All of the shares owned or purchasable by The Aries Trust are also included in the beneficial ownership of Dr. Rosenwald and of Paramount Capital Asset Management, as explained in notes (9) and
     (11) above.

(13) Address is c/o Albert Fried & Company, LLC, 40 Exchange Place, New York, NY 10005.

(14) Includes 385,000 shares which Mr. Fried has the right to acquire now or within 60 days after May 14, 1999.

(15) Address is 417 Wakara Way, Salt Lake City, UT 84198.

(16) Includes 5,079 shares which Dr. Rosenwald, or persons with whom he shares voting and investment power, have the right to acquire now or within 60 days after May 14, 1999. Dr. Rosenwald shares voting and investment power as to 11,000 shares. See note (9) above.

(17) Includes 1,000 shares which Paramount Capital Asset Management, or persons with whom it shares voting and investment power, have the right to acquire now or within 60

                            PROXY STATEMENT, PAGE 22
     days after May 14, 1999. Paramount Capital Asset Management shares voting and investment power as to 11,000 shares. See note (11) above.

(18) Includes 650 shares which The Aries Trust, or persons with whom it shares voting and investment power, have the right to acquire now or within 60 days after May 14, 1999. The Aries Trust shares voting and investment power as to 7,150 shares. See note (12) above.

(19) Includes 690,472 shares which directors and officers have the right to acquire now or within 60 days after May 14, 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Summercloud Bay. In October 1997, we entered into a consulting agreement with Summercloud Bay, Inc., a corporation in which John K.A. Prendergast is an officer and sole stockholder, to provide strategic and technology consulting services. Dr. Prendergast is a director of Palatin and was a managing director of Paramount Capital Investments until December 1997. Under the agreement, Summercloud Bay is paid $4,500 per month commencing October 1997, and received a non-incentive stock option under the 1996 stock option plan to purchase 50,000 shares of common stock at $7.75 per share. That option is now fully vested and expires in December 2007.

     Paramount Capital, Inc. As of November 1996, we engaged Paramount Capital, Inc. to act as exclusive placement agent for our offering of Series A preferred stock. Mr. Weiss, a former director of Palatin, and Dr. Prendergast, a director of Palatin, recused themselves from voting on the matter, and the Series A preferred stock offering was approved by a vote of the disinterested directors. Mr. Weiss was senior managing director of Paramount Capital, Inc. and Paramount Capital Investments, an affiliate of Paramount Capital, Inc. Dr. Prendergast was a managing director of Paramount Capital Investments. As placement agent, Paramount Capital, Inc. received a 9% commission, amounting to $1,240,020, and a 4% non-accountable expense allowance, amounting to $551,120, on the gross proceeds of the Series A preferred stock offering, for an aggregate total of $1,791,140, and warrants to purchase 13,778 shares of Series A preferred stock, at an exercise price of $110 per share, issued to designees of Paramount Capital, Inc.. We also agreed to indemnify Paramount Capital, Inc. against certain liabilities, including liabilities arising under the Securities Act, in connection with the Series A preferred stock offering.

     Dr. Rosenwald is the president, chairman of the board and sole stockholder of Paramount Capital Asset Management, Inc., which is the general partner of Aries Domestic Fund and investment manager of The Aries Trust. The Aries entities taken together purchased 10,000 shares of Series A preferred stock, convertible into 214,132 shares of common stock.

     Pursuant to the placement agency agreement for the Series A preferred stock offering, we entered into an introduction agreement with Paramount Capital, Inc. under which Paramount Capital, Inc. acted as our non-exclusive financial advisor for a minimum period of 18 months commencing January 1, 1997, and received (i) out-of-pocket expenses incurred in connection

                            PROXY STATEMENT, PAGE 23
with services performed under the Introduction Agreement, (ii) a retainer of $72,000 , (iii) warrants to purchase 17,052 shares of common stock at $6.45 to $6.56 per share, issued to a designee of Paramount Capital, Inc. and (iv) will receive a percentage or lump sum success fees in the event that Paramount Capital, Inc. assists us in connection with certain financing and strategic transactions.

     In connection with private placements of common stock and warrants from December 1998 to March 1999, in which an aggregate of $6,184,000 was raised, we paid Paramount Capital, Inc. a total of $325,020 in fees and commissions, issued warrants to designees of Paramount Capital, Inc. (including Dr. Rosenwald) to purchase a total of 142,850 shares of common stock at $4.70 per share, and agreed to issue warrants to Paramount Capital, Inc. or its designees to purchase a total of 44,075 shares of common stock at $5.06 per share.

     Stephen T. Wills. Mr. Wills, an executive vice president and our chief financial officer, has received five options to purchase common stock under the 1996 stock option plan:

     - 6,250 shares at $6.81 per share, granted July 15, 1997, which are fully vested;


     - 25,000 shares at $6.12 per share, granted September 8, 1997, which are fully vested;


     - 25,000 shares at $6.00 per share, granted January 21, 1998, which are fully vested;


     - 50,000 shares at $2.50 per share, granted September 11, 1998, subject to stockholder approval of the increase in shares available under the 1996 stock option plan, as previously described in Item 2: Approval of Amendments to the 1996 Stock Option Plan; and


     - 50,000 shares at $4.125 per share, granted December 31, 1998, subject to stockholder approval of the increase in shares available under the 1996 Stock Option Plan, as previously described in Item 2: Approval of Amendments to the 1996 Stock Option Plan.

Assuming the stockholders approve the increase in shares available under the 1996 stock option plan, Mr. Wills' fourth option will be vested as to 33% and will vest as to another 1/3 of the shares on the first and second anniversaries of the date of grant. The fifth option will be fully vested. All five options expire 10 years from the date of grant.

     Buck A. Rhodes, Ph.D. Dr. Rhodes was a director of RhoMed from inception until June 30, 1996, was president of RhoMed from inception until March 7, 1996, and was a director of Palatin from June 25, 1996 through June 30, 1996. Under a consulting agreement dated March 7, 1996 between Dr. Rhodes and RhoMed, Dr. Rhodes was paid $6,833 per month from April 1996 through March 1998 for consulting services.

                            PROXY STATEMENT, PAGE 24

                             OTHER ITEMS OF BUSINESS

     We are not aware of any matters, other than the three items of business discussed in this proxy statement, that may come before the meeting. If other items of business properly come before the meeting, the proxy holders will vote shares in accordance with their judgment.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders, such proposals must be received at our executive offices, 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540, not later than January 26, 2000. Proposals should be directed to the attention of the Secretary.

     Proposals submitted outside the processes established by the SEC for inclusion of stockholder proposals in a company's proxy statement will be considered untimely if submitted after April 11, 2000.


                         ANNUAL REPORT ON FORM 10-KSB/A

     Our annual report on Form 10-KSB/A for the fiscal year ended June 30, 1998, including the financial statements and schedules but excluding exhibits, is being sent with this proxy statement without charge to each person whose proxy is being solicited.


     Your cooperation in giving this matter your immediate attention and returning your proxy card is greatly appreciated.


                                            By order of the board of directors,

                                            STEPHEN T. WILLS, Secretary
                                            May 26, 1999



                            PROXY STATEMENT, PAGE 25

                                   APPENDIX A

                TEXT OF AMENDMENTS TO THE 1996 STOCK OPTION PLAN


    Section 3 of the plan, as amended (deletions are bracketed and struck through; new language is ITALICIZED):

3.   Stock Subject to Plan.

     [625,000] 2,500,000 of the authorized but unissued shares of the Common Stock, $0.01 par value, of the Company (the "Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.



   Section 12 of the plan, as amended (deletions are bracketed and struck through; new language is ITALICIZED):

12.  Termination of Employment.

     A. UNLESS OTHERWISE PROVIDED BY THE COMMITTEE, IN [In] the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 90 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.

                            PROXY STATEMENT, PAGE 26

[face of proxy card]


                           PALATIN TECHNOLOGIES, INC.
           214 CARNEGIE CENTER, SUITE 100, PRINCETON, NEW JERSEY 08540

                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 17, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Edward J. Quilty and Carl Spana, Ph.D. (each with full power to act without the other) as proxy holders with full power of substitution, to vote all shares of common stock and Series A Convertible Preferred Stock of Palatin Technologies, Inc., a Delaware corporation, held of record by the undersigned as of April 23, 1999, at Palatin's annual meeting of stockholders to be held Thursday, June 17, 1999, and at any postponement or adjournment of the meeting.

                         (To Be Signed on Reverse Side.)

[reverse of proxy card]

[X] Please mark your votes as in this example.

1. ELECTION OF DIRECTORS.

[ ] FOR all nominees listed                 [ ] WITHHOLD AUTHORITY to vote for
    at right (except as indicated               all the nominees listed at right
    otherwise below).

          Nominees:
               Edward J. Quilty
               Charles L. Putnam
               Carl Spana, Ph.D.
               James T. O'Brien
               John K.A. Prendergast, Ph.D.
               Robert G. Moussa
               Robert K. deVeer, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

     ______________________________________________________


2.   To approve amendments to the 1996 stock option plan:

               [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. To ratify the appointment of Arthur Andersen LLP as Palatin's independent public accountants for the fiscal year ending June 30, 1999:

               [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

4. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting:

               [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

The proxy holders will vote the shares of the undersigned stockholder as instructed above. If no choice is specified by the stockholder, the proxy holders will vote the shares FOR proposals no. 1, 2 and 3 and on any other matter coming before the meeting in the discretion of the proxy holders.

Theundersigned revokes any proxy previously given to vote or act with respect to such shares and ratifies and confirms all actions which the proxy holders or their substitutes may lawfully do in accordance with the instructions on this proxy card.

Please complete, sign, date and return this proxy card in the enclosed envelope. No postage is required if mailed in the United States.


DATE ____________, 1999                 ____________________________________
                                                    SIGNATURE(S)

NOTE: Please date this proxy card and sign your name exactly as it appears on the label. When there is more than one owner, each should sign. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If executed by a corporation, this proxy card should be signed by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. Please note any changes in your address alongside the address as it appears on the proxy card.

                                    APPENDIX
                     FILED IN ELECTRONIC FORMAT PURSUANT TO
                      SCHEDULE 14A ITEM 10, INSTRUCTION 3
                       NOT DELIVERED TO SECURITY HOLDERS
                                ________________


                           PALATIN TECHNOLOGIES, INC.

                             1996 STOCK OPTION PLAN

1.      PURPOSE.

        The purposes of the 1996 Stock Option Plan (the "Plan") are to induce certain employees, consultants and directors to remain in the employ or service, or to continue to serve as directors, of Palatin Technologies, Inc. (the "Company") and its present and future subsidiary corporations (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 4 hereof at the time of the grant thereof.



2.      EFFECTIVE DATE OF THE PLAN.

        The Plan became effective on August 28, 1996, by action of the Board, subject to ratification by stockholders of the Company.



3.      STOCK SUBJECT TO PLAN.

        625,000 of the authorized but unissued shares of the Common Stock, $0.01 par value, of the Company (the "Common Stock") are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4.      COMMITTEE.

        The Committee shall consist of two or more members of the Board both or all of whom shall be "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the contemplation of Section 162(m)(4)(C)(i) of the Code. The President of the Company shall also be a member of the Committee, ex-officio, whether or not he or she is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. In the event that no Committee shall have been appointed, the Board shall serve as the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.



5.      ADMINISTRATION.

        Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.



6.      ELIGIBILITY.

        A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) a director of the Company who is not employed by the Company or any of the Subsidiaries (a "Non-Employee Director") and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume or for which the Company has agreed to provide substitute options.

        B. (i) On August 28, 1996, each Non-Employee Director shall be granted an Option (a "Non-Employee Director's Formula Option") to purchase 20,000 shares of the Common Stock at the initial per share option price of $1.36 per share.

        (ii) At the first meeting of the Board immediately following the annual meeting of the Stockholders of the Company held following the effective date of the Plan, and at the first meeting of the Board immediately following each subsequent annual meeting of the Stockholders of the Company, each Non-Employee Director shall be granted an Option (a "Non-Employee Director's Formula Option") to purchase 10,000 shares (after giving effect to the reverse stock split effected on September 5, 1997) of the Common Stock at the initial per share option price equal to the fair market value of a share of the Common Stock on the date of grant.

        (iii) Each Non-Employee Director who becomes a director subsequent to the adoption date of the Plan, and prior to the date of any annual meeting of the Stockholders of the Company, shall be granted, on the date he or she becomes a director, an Option (a "Non-Employee Director's Formula Option") to purchase the number of shares (after giving effect to the reverse stock split effected on September 5, 1997) of the Common Stock equal to the product of (i) 10,000 and
(ii) a fraction, the numerator of which is the number of full calendar months prior to the next scheduled annual meeting of Stockholders and the denominator of which is 12, at the initial per share option price equal to the fair market value of a share of the Common Stock on the date of grant.

        (iv) A Non-Employee Director may not exercise a Non-Employee Director's Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. A Non-Employee Director may (i) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director's Formula Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-fourth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the date next preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on such fourth anniversary and ending on the date of the expiration of such Option, exercise such Option with respect to all of the shares granted thereby.

7.      OPTION PRICES.

        A. Except as otherwise provided in Sections 6 and 17, the initial per share option price of any Option shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

        B. For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be determined by the Committee as follows:

        (i) If the Common Stock is listed on the OTC Electronic Bulletin Board, its fair market value shall be the closing selling price on such date for the Common Stock as reported on the OTC Electronic Bulletin Board. If there are no sales of the Common Stock on that date, then the reported closing selling price for the Common Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or,

        (ii) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq National Market System or the Nasdaq SmallCap Market System, its fair market value shall be the reported closing selling price for the Common Stock on the principal securities exchange or national market system on which the Common Stock is at such date listed for trading. If there are no sales of Common Stock on that date, then the reported closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value; or,

        (iii) If the Common Stock is not traded on the OTC Electronic Bulletin Board, an exchange, or a national market system, its fair market value shall be determined in good faith by the Committee, and such determination shall be conclusive and binding on all persons.



8.      OPTION TERM.

        Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that the term of each Non-Employee Director's Formula Option shall be ten years from the date of the granting thereof.



9.      LIMITATIONS ON AMOUNT OF OPTIONS GRANTED.

        A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

        B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 500,000 shares of the Common Stock.



10.     EXERCISE OF OPTIONS.

        A. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director's Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-fourth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the date next preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on such fourth anniversary and ending on the date of the expiration of such Option, exercise such Option with respect to all of the shares granted thereby.

        B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

        C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified.

        D. Except in the case of a Non-Employee Director's Formula Option, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

        E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10D, if any Participant shall have effected a "Hardship Withdrawal" from a "401(k) Plan" maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option. For the purpose of this paragraph E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. ss. 1.401(k)- 1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a "qualified plan" within the contemplation of section 401(a) of the Code which contains a "qualified cash or deferred arrangement" within the contemplation of section 401(k)(2) of the Code.

11.     TRANSFERABILITY.

        No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.



12.     TERMINATION OF EMPLOYMENT.

        A. In the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 90 days after the date of such Participant's termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant's employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for "cause" (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.

        B. For purposes of the foregoing, the term "cause" shall mean: (i) the commission by a Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.



13.     ADJUSTMENT OF NUMBER OF SHARES.

        A. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet

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covered  by an Option  and for each share of the  Common  Stock  referred  to in
Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

        B. In the event that there shall be any change, other than as specified in Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

        C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

        D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

        E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.



14.     PURCHASE FOR INVESTMENT, WITHHOLDING AND WAIVERS.

        A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Par ticipant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

        B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

        C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.



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



15.     NO STOCKHOLDER STATUS.

        Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.



16.     NO RESTRICTIONS ON CORPORATE ACTS.

        Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.



17.     OPTIONS GRANTED IN CONNECTION WITH ACQUISITIONS.

        In the event that the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an "Acquired Subsidiary"), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 19 that certain amendments to the Plan be approved by the stockholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.



18.     NO EMPLOYMENT OR SERVICE RIGHT.

        Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.



19.     TERMINATION AND AMENDMENT OF THE PLAN.

        The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options

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may be granted under the Plan (as adjusted in accordance  with the provisions of
Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; provided, however, the provisions of the Plan governing the grant of Non-Employee Director's Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary and shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.



20.     EXPIRATION AND TERMINATION OF THE PLAN.

        The Plan shall terminate on August 27, 2006 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.



















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